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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                            _____________________________

                                       FORM 8-K
                            _____________________________


                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


Date of Report (date of earliest event reported)    March 6, 1998
                                                 -----------------

                           Busse Broadcasting Corporation
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


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

               Delaware                 33-99622           38-2750516
          ------------------          ------------       ----------------
          (State or other             (Commission        (IRS Employer
            jurisdiction               File Number)       Identification No.)
          of incorporation)


          141 East Michigan Avenue,  Suite 300
          Kalamazoo, Michigan                                  49007
          -------------------                               ----------
          (Address of Principal Executive Offices)          (Zip Code)

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Registrant's telephone number, including area code     (616) 388-8019
                                                   ----------------------

                                        No Change
             -----------------------------------------------------------
            (Former name or former address, if changed since last report)

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                            BUSSE BROADCASTING CORPORATION


ITEM 5:   Other Events:

          Reference is made to the Press Release of Busse Broadcasting Corporation, a Delaware corporation (the "Company"), dated March 6, 1998 attached hereto as Exhibit 10.1 and incorporated by reference herein. The Press Release announces the Company's unaudited results of operations for the fiscal year ended December 28, 1997.

ITEM 7:   Financial Statements and Exhibits

     A.   Financial Statements:  None

     B.   Exhibits:

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          Description                             Exhibit
          -----------                             -------
          Press Release dated March 6, 1998       10.1

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                                      -2-
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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BUSSE BROADCASTING CORPORATION
                                (Registrant)


Dated: March 6, 1998

                              By:       /s/ James C. Ryan
                                    ------------------------------
                              Name:         James C. Ryan
                              Title:    Chief Financial Officer





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                                    EXHIBIT INDEX
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
                                                       Exhibit
                                                       -------
Press Release dated March 6, 1998                       10.1

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